                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1998
                                                         ----------------


                                CSX CORPORATION
                                ---------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   VIRGINIA
                                   --------
                        (STATE OR OTHER JURISDICTION OF
                        INCORPORATION OR ORGANIZATION)


          2-63273                                           62-1051971
          -------                                           ----------
        (COMMISSION                                      (I.R.S. EMPLOYER
         FILE NO.)                                     IDENTIFICATION NO.)


          ONE JAMES CENTER, 901 EAST CARY STREET, RICHMOND, VA  23219
          -----------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (804) 782-1400
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ITEM 5.   OTHER EVENTS

          On October 23, 1998, CSX Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc. as representative (the "Representative") for the underwriters named therein (collectively, the "Underwriters") of the public offering of $400,000,000 aggregate principal amount of the Company's 6.25% Notes Due 2008 (the "Notes"). The Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997 and a Third Supplemental Indenture dated as of April 22, 1998 and an Action of Authorized Pricing Officers dated October 23, 1998. The Notes have been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-53191) which was declared effective August 11, 1998. On October 27, 1998, the Company filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 424(b)(2) under the Act, its Prospectus, dated August 11, 1998, and Prospectus Supplement, dated October 23, 1998, pertaining to the offering and sale of the Notes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits required to be filed by Item 601 of Regulation S-K.

          The following exhibits are filed as a part of this report.

          1.1 Underwriting Agreement, dated October 23, 1998, among the Company and the Underwriters.

          4.1  Action of Authorized Pricing Officers dated October 23, 1998.

          4.2  Form of Note.

          5.1 Opinion of McGuire, Woods, Battle & Boothe LLP as to the validity of the Notes.

          23.1 Consent of McGuire, Woods, Battle & Boothe LLP contained in the opinion filed as Exhibit 5.1.

Signature
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       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 CSX CORPORATION

                                 By: /s/ Gregory R. Weber
                                     ---------------------------------------
                                     Gregory R. Weber
                                     Vice President and Treasurer

Date:  October 27, 1998

EXHIBIT LIST
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Exhibit                              Description
-------                              -----------

1.1 Underwriting Agreement, dated October 23, 1998, among the Company and the Underwriters.

4.1       Action of Authorized Pricing Officers dated October 23, 1998.

4.2       Form of Note.

5.1 Opinion of McGuire, Woods, Battle & Boothe LLP as to the validity of the Notes.

23.1 Consent of McGuire, Woods, Battle & Boothe LLP contained in the opinion filed as Exhibit 5.1.